UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2013

SCG FINANCIAL ACQUISITION CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-54339	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

615 N. Wabash Ave. Chicago, IL	60611
(Address of Principal Executive Offices)	(Zip Code)

(312) 784-3960

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[X]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “predict”, “potential” and “should”, as they relate to SCG Financial Acquisition Corp., a Delaware corporation (“SCG”), are intended to identify these forward-looking statements.  All statements by SCG regarding its possible or assumed future results of its business, financial condition, liquidity, results of operations, plans and objectives and similar matters are forward-looking statements.

Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond SCG’s control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  SCG’s future results may differ materially from those expressed in these forward-looking statements.  These risks, uncertainties and other important factors include, but are not limited to, the statements set forth under “Risk Factors” that are more fully discussed in the offer to purchase filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction and the following: the risk that governmental and regulatory review of the tender offer documents may delay the proposed transaction or result in the inability of the proposed transaction to be consummated by April 12, 2013; costs of the proposed transaction; success in retaining or recruiting, or changes required in, Reach Media Group Holdings, Inc.’s, a Delaware corporation (“RMG”), management and other key personnel following the proposed transaction; listing or de-listing of the shares of common stock, par value $0.0001 per share, of SCG (the “SCG Common Shares”) from the Nasdaq Capital Market; the potential liquidity and trading of SCG’s securities; RMG’s history of incurring significant net losses and limited operating history; the competitive environment in the advertising market in which RMG operates; the risk that a condition to consummation of the proposed transaction may not be satisfied or waived; the risk that the anticipated benefits of the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any projections, including earnings, revenues, expenses, margins or any other financial items are not realized; the risk that the businesses of SCG and RMG will not be integrated successfully; changing legislation and regulatory environments; business development activities of RMG following the consummation of the proposed transaction, including RMG’s ability to contract with, and retain, customers and airline partners on attractive terms; the effect of actions by the U.S. Federal Reserve and the U.S. Treasury on the liquidity of the capital markets; the general volatility of the market price of the SCG Common Shares; risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act); and general economic conditions.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the offer to purchase filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties are identified and discussed in SCG’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Forward-looking statements included in release speak only as of the date of this release. Neither SCG nor RMG undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

Important Information about the Tender Offer

Pursuant to that certain Agreement and Plan of Merger, dated as of January 11, 2013 (as amended from time-to-time, the “Merger Agreement”), by and among SCG, SCG Financial Merger Corp. II, a Delaware corporation, RMG and Shareholder Representative Services LLC in its capacity as the stockholder representative therein, SCG may consummate its initial business combination with RMG and conduct redemptions of the issued and outstanding SCG Common Shares issued as part of the units in SCG’s initial public offering (such SCG Common Shares, the “Public Shares”) through a tender offer, which commenced as of the date hereof. Each description contained herein is not an offer to buy or the solicitation of an offer to sell securities. The solicitation and the offer to buy the Public Shares will be made pursuant to an offer to purchase and related materials that SCG has filed with the SEC. At the time the offer is commenced, SCG will have filed a tender offer statement on Schedule TO with the SEC.  The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) contains important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all security holders of SCG when available. In addition, all of these materials (and all other materials filed by SCG with the SEC) will be available at no charge from the SEC through its website at www.sec.gov.  Security holders may also obtain free copies of the documents filed with the SEC by SCG by directing a request to: SCG Financial Acquisition Corp., 615 N. Wabash Avenue, Chicago, Illinois 60611.  Security holders of SCG are urged to read the tender offer documents and the other relevant materials when they become available before making any investment decision with respect to the tender offer because they will contain important information about the tender offer, the business combination transaction and the parties to the merger.

Item 7.01.       Regulation FD Disclosure.

On February 11, 2013, SCG issued a press release announcing its intent to commence a cash tender offer to purchase all of the issued and outstanding Public Shares.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.

Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Exhibit
99.1*	Press Release issued by SCG, dated February 11, 2013
* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 11, 2013

SCG FINANCIAL ACQUISITION CORP.

By:  /s/ Gregory H. Sachs

Name: Gregory H. Sachs

Title: Chairman, President and

Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued by SCG, dated February 11, 2013